AMENDMENT TO
EMPLOYMENT AGREEMENT

This AMENDMENT TO EMPLOYMENT AGREEMENT (this “Amendment”), is made as of July 22, 2013, by and among NPC International, Inc. (the "Company"), Restaurant Holdings, LLC ("Holdings"), NPC International Holdings, Inc ("Parent"). and James K. Schwartz ("Employee") and amends the Amended and Restated Employment Agreement, dated November 4, 2011, by and among the Company, Parent and Executive (as further amended or otherwise modified from time to time, the "Employment Agreement"). Capitalized terms used, but not otherwise defined herein shall have the meaning assigned to such term in the Relationship Agreement (defined below).
WHEREAS, the Company, NPC Quality Burgers, Inc., a subsidiary of the Company, and Wendy's International, Inc. are parties to the Relationship Agreement, dated as of the date hereof (as amended or otherwise modified from time to time, the "Relationship Agreement");
WHEREAS, Employee is a Covered Person under the Relationship Agreement; and
WHEREAS, in connection with entering into the Relationship Agreement, the parties hereto desire to amend the Employment Agreement as set forth herein.
NOW, THEREFORE, in consideration of the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:
1.Amendments to Employment Agreement: The Employment Agreement is hereby amended as set forth below.
(a)    Section 8.1 of the Employment Agreement is hereby amended by adding the following after the last sentence thereof:
"In addition, Employee agrees to comply with (as a Covered Person) the terms and provisions of Section 2.04(a) of the Relationship Agreement for so long as such terms and provisions apply to Employee as a Covered Person thereunder. If requested by WII pursuant to the terms of the Relationship Agreement, Employee shall execute and deliver to WII a confidentiality/non-competition agreement pursuant to which Employee shall agree with WII and/or its Affiliates to be bound by the provisions (as a Covered Person) of Section 2.04 and Section 2.5 of the Relationship Agreement."

(b)    Section 9.1 of the Employment Agreement is hereby amended by adding the following after the last sentence thereof:
"In addition, Employee agrees to comply with (as a Covered Person) the terms and provisions of Section 2.05(b) of the Relationship Agreement for so long as such terms and provisions continue to apply to Employee as a Covered Person thereunder."

2.    Relationship Agreement Amendments. The Company shall not, or permit any of its Affiliates to, amend Sections 2.04(a) or 2.05(b) of the Relationship Agreement in a manner adverse to Employee in any material respect without the prior written consent of Employee.

3.    No Other Amendments. Except as amended hereby, the Employment Agreement shall remain unaltered and in full force and effect and the respective terms, conditions or covenants thereof are hereby in all respects ratified and confirmed.
4.    Miscellaneous. The validity, interpretation, construction, performance and enforcement of this Amendment shall be governed by the internal laws of the State of Kansas. This Amendment may be executed in several counterparts (and may be delivered by means of facsimile or electronic transmission in portable document format), each of which shall for all purposes be deemed an original, and all of such counterparts shall constitute one and the same instrument.
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IN WITNESS WHEREOF, the undersigned have executed this Amendment as of the date first written above.

NPC INTERNATIONAL, INC.

By:    _______________________________
Name:    _______________________________
Title:    _______________________________

NPC RESTAURANT HOLDINGS, LLC

By:    _______________________________
Name:    _______________________________
Title:    _______________________________

NPC INTERNATIONAL HOLDINGS, INC.

By:    _______________________________
Name:    _______________________________
Title:    _______________________________

______________________________________
James K. Schwartz

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